Exhibit 99.1
FOR IMMEDIATE RELEASE

TerraForm Power Operating, LLC Launches Consent Solicitation Related to Senior Notes

Bethesda, MD, June 24, 2016 (GLOBENEWSWIRE) – TerraForm Power, Inc. (Nasdaq: TERP), an owner and operator of clean energy power plants, today announced that its wholly owned subsidiary TerraForm Power Operating, LLC (“TerraForm Power”) has commenced the solicitation of consents (the “Consent Solicitation”) from holders of record as of 5:00 p.m., New York City time, on June 23, 2016 (the “Record Date”) of its 5.875% Senior Notes due 2023 (the “2023 Notes”) and its 6.125% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes” and each, a “series of the Notes”) to obtain waivers (collectively, the “Proposed Waiver”) relating to certain reporting covenants under the indenture dated as of January 28, 2015 (as supplemented) with respect to the 2023 Notes, and the indenture dated as of July 17, 2015 (as supplemented) with respect to the 2025 Notes (together, the “Indentures”), in each case among TerraForm Power, as issuer, the Guarantors party thereto and U.S. Bank National Association as trustee (the “Trustee”).

The Proposed Waiver would waive (i) any and all Defaults or Events of Default (as such terms are defined in the respective Indentures), and the consequences thereof, with respect to any failure to comply with any provision of the respective Indentures, the respective Notes or the respective Note Guarantees (as defined in the respective Indentures) that may have occurred, directly or indirectly, as a result of, arising from, relating to or in connection with a failure to comply with the covenants set forth in Section 4.03 of the respective Indentures (other than that under Section 4.03(a)(3) thereof relating to current reports on Form 8-K) (such covenants, other than that under Section 4.03(a)(3) thereof, being referred to herein as the “Annual and Quarterly Reporting Covenants”) and (ii) compliance with the Annual and Quarterly Reporting Covenants (a) from 5:00 p.m., New York City time, on August 29, 2016 (the “Trigger Date”) until 5:00 p.m., New York City time, on September 30, 2016 (such date and time, the “First Extension Date”), if TerraForm Power has not, by the Trigger Date, filed with the Securities and Exchange Commission (the “SEC”) or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith, (b) until 5:00 p.m., New York City time, on October 31, 2016 (such date and time, the “Second Extension Date”), if TerraForm Power has not, by the First Extension Date, filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith, (c) until 5:00 p.m., New York City time, on November 30, 2016 (such date and time, the “Third Extension Date”), if TerraForm Power has not, by the Second Extension Date, filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith, and (d) until 5:00 p.m., New York City time, on December 31, 2016 (such date and time, the “Waiver Expiration Date”), if TerraForm Power has not, by the Third Extension Date, filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on June 30, 2016, unless extended or earlier terminated by TerraForm Power in its sole discretion (the “Consent Date”). The Proposed Waiver will become effective with respect to a series of the Notes promptly following receipt by Global Bondholder Services Corporation, the Tabulation Agent, of valid and unrevoked consents from the holders representing a majority of the outstanding principal amount of such series of the Notes (the “Requisite Consents”) (which may occur prior to the Consent Date if the Requisite Consents are received before then) and the satisfaction or waiver by TerraForm Power of the respective conditions set forth in the Consent Solicitation Statement. If the Tabulation Agent has received on or prior to the Consent Date the Requisite Consents with respect to a series of the Notes and if the conditions specified in the Consent Solicitation Statement are satisfied or waived by TerraForm Power, upon TerraForm Power’s acceptance of such Requisite Consents, TerraForm Power will pay, or cause to be paid, to each holder of such series of the Notes who has delivered (and not revoked) a valid and duly executed consent prior to the Consent Date (with respect to such series of the Notes, a “Consenting Holder”) $2.50 for each $1,000 principal amount of such series of the Notes for which such Holder delivered its consent (the “Initial Consent Fee” and, together with the Extension Fees (as defined below), the “Consent Fees”). If TerraForm Power has not filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith immediately prior to the Trigger Date, TerraForm Power will pay, or cause to be paid, to each Consenting Holder of a series of the Notes with respect to which the Proposed Waiver became effective a cash payment prior to the Trigger Date equal to $2.50 for each $1,000 principal amount of such series of the Notes for which such Consenting Holder delivered its consent (with respect to such series of the Notes, the “First Extension Fee”). If TerraForm Power has not filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith prior to the First Extension Date, TerraForm Power will pay, or cause to be paid, to each Consenting Holder of a series of the Notes with respect to which the Proposed Waiver became effective a cash payment prior to the First Extension Date equal to $2.50 for each $1,000 principal amount of such series of the Notes for which such Consenting Holder delivered its consent (with respect to such series of the Notes, the “Second Extension Fee”). If TerraForm Power has not filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith prior to the Second Extension Date, TerraForm Power will pay, or cause to be paid, to each Consenting Holder of a series of the Notes with respect to which the Proposed Waiver became effective a cash payment prior to the Second Extension Date equal to $2.50 for each $1,000 principal amount of such series of the Notes for which such Consenting Holder delivered its consent (with respect to such series of the Notes, the “Third Extension Fee”). If TerraForm Power has not filed with the SEC or made publicly available all annual and quarterly reports that would have been required to be so filed or made publicly available pursuant to the Annual and Quarterly Reporting Covenants and cured each Default or Event of Default in connection therewith immediately prior to the Third Extension Date, TerraForm Power will pay, or cause to be paid, to each Consenting Holder of a series of the Notes with respect to which the Proposed Waiver became effective a cash payment prior to the Third Extension Date equal to $2.50 for each $1,000 principal amount of such series of the Notes for which such Consenting Holder delivered its consent (with respect to such series of the Notes, the “Fourth Extension Fee” and, together with the First Extension Fee, the Second Extension Fee and the Third Extension Fee, the “Extension Fees”). The payment of the Extension Fees is under the sole discretion of TerraForm Power and, if made, will automatically extend the Proposed Waiver to the First Extension Date, the Second Extension Date, the Third Extension Date and the Waiver Expiration Date, as applicable, in accordance with the terms of the Consent Solicitation Statement.

Copies of the Consent Solicitation Statement and the Letter of Consent may be obtained by holders of the Notes from the Tabulation Agent for the Consent Solicitation, Global Bondholder Services Corporation, at (866) 794-2200.

Citigroup Global Markets Inc. is the Solicitation Agent for the Consent Solicitation. Questions regarding the Consent Solicitation may be directed to Citigroup Global Markets Inc., at (800) 558-3745 and (212) 723-6106.

None of TerraForm Power, the Tabulation Agent, the Solicitation Agent, the Trustee or any of their respective affiliates makes any recommendation as to whether holders of the Notes should deliver their consent to the Proposed Waiver pursuant to the Consent Solicitation, and no one has been authorized by any of them to make such a recommendation. Each holder of the Notes must make its own decision as to whether to give its consent.

THIS NEWS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE A SOLICITATION OF CONSENTS IN ANY JURISDICTION.

THE CONSENT SOLICITATION IS BEING MADE ONLY PURSUANT TO THE CONSENT SOLICITATION STATEMENT AND THE LETTER OF CONSENT THAT THE TABULATION AGENT WILL DISTRIBUTE TO HOLDERS OF THE NOTES. HOLDERS OF THE NOTES SHOULD CAREFULLY READ THE CONSENT SOLICITATION STATEMENT AND LETTER OF CONSENT PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE CONSENT SOLICITATION, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE CONSENT SOLICITATION.

About TerraForm Power

TerraForm Power is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Power creates value for its investors by owning and operating clean energy power plants. For more information about TerraForm Power, please visit: www.terraformpower.com.

Contacts:
Investors:

Brett Prior
TerraForm Power
bprior@terraform.com
(650) 889-8628

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

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